UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):

October 4, 2012

CACHE, INC.
____________________________________________
(Exact name of registrant as specified in its charter)

Florida	0 -10345	59-1588181

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number

1440 Broadway, New York, New York 10018
________________________________
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 575-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 4, 2012, Cache, Inc. (the "Company") issued a press release (the "Press Release") announcing estimated third quarter  fiscal 2012 sales results and updated  third quarter earnings guidance for the thirteen week period ended September 29, 2012.  The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01                      EXHIBITS

(d) Exhibits

The following exhibit is furnished herewith:

99.1	Press release regarding estimated third quarter sales results and updated third quarter earnings guidance for the thirteen week period ended September 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHE, INC.

Date: October 24, 2012	/s/ Margaret J. Feeney
Margaret J. Feeney
Executive Vice President and Chief Financial Officer